UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2006

PAINCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-14160	06-1110906
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1030 N. Orange Avenue, Ste. 105, Orlando, Florida,
32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 367-0944
Registrant’s facsimile number, including area code: (407) 367-0950
Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 30, 2006, the Registrant issued a press release regarding the modification its employment agreements with its Chief Executive Officer, Chief Financial Officer, and President. A copy of the press release is filed herewith. Copies of the addendums to the employment agreements will be filed with the Company's annual report on Form 10-k.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release dated May 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 30, 2006		PAINCARE HOLDINGS, INC.

	BY:	/s/ MARK SZPORKA
Chief Financial Officer